EXHIBIT 10.3

LETTER OF REAFFIRMATION OF GENERAL SECURITY AGREEMENT

As of November 11, 2009

TO:	Manufacturers and Traders Trust Company
One M & T Plaza, Buffalo, New York 14240

Re: REAFFIRMATION of General Security Agreements (collectively, the "Security Agreement") made by EMERGING VISION, INC., OG ACQUISITION, INC., COMBINE BUYING GROUP, INC. AND 1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP
to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") dated as of August 7, 2007 in connection with loans made to EMERGING VISION, INC. (“Borrower”) by Manufacturers and Traders Trust Company (collectively, the “Loan”).

Dear Sirs:

Each of the undersigned hereby reaffirms and ratifies all the terms, conditions, representations, and covenants contained in the Security Agreement and certifies that there are no defenses, offsets, or counterclaims thereto as of the date hereof.

Each of the undersigned further covenants and agrees (i) that the security interests granted to Manufacturers and Traders Trust Company by the Security Agreement and perfected by subsequent UCC-1 filings, remain in full force and effect as set forth therein and that same continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned’s debt to Manufacturers and Traders Trust Company and that they are unaffected by the execution of that certain ALLONGE TO NOTE and that certain LIMITED WAIVER AND AMENDMENT AGREEMENT evidencing, among other things, (i) the reduction of the Principal amount of the Loan as set forth therein and (ii) the waiver of certain financial covenants for fiscal period ended 9/30/09, and any related documents, dated of even date herewith, copies of which each of the undersigned acknowledges having received and reviewed and (ii) that the Security Agreement is in full force and effect.

Very truly yours,

EMERGING VISION, INC.

By:           /s/ Christopher G. Payan
Christopher G. Payan, CEO

OG ACQUISITION, INC.

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

COMBINE BUYING GROUP, INC.

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer